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                                                                    Exhibit 10.8
                           ELECTRIC FUEL CORPORATION

                   AMENDED AND RESTATED 1993 STOCK OPTION AND
                         RESTRICTED STOCK PURCHASE PLAN

1.  PURPOSE

     The purpose of this Amended and Restated 1993 Stock Option and Restricted Stock Purchase Plan (the "Plan") is to advance the interests of Electric Fuel
                          ----
Corporation (the "Company") by enhancing the ability of the Company and its
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subsidiaries (a) to attract and retain employees who are in a position to make significant contributions to the success of the Company and its subsidiaries;
(b) to reward employees for such contributions; and (c) to encourage employees to take into account the long-term interests of the Company and its subsidiaries through ownership of shares of the Company's common stock, $.01 par value (the "Stock").
 -----

     Options granted and purchase grants made pursuant to the Plan may, for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), be
                                                                ----
incentive stock options as defined in section 422 of the Code (any option that is intended to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both.
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Options granted pursuant to the Plan shall be presumed to be non-incentive options unless expressly designated as incentive options.

     The following Plan provisions are subject to the special provisions for participants in the Plan who are Israeli residents, attached in Addendum I
                                                                ----------
hereto.

2.  ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board").
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     The Board may, in its discretion, delegate its powers with respect to the
Plan to a committee (the "Committee"), in which event all references herein to
                          ---------
the Board shall be deemed to be references to the Committee. The Committee shall consist of at least three Directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. All members of the Committee shall be disinterested persons within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
                                                      ------------

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     The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options and make purchase grants to such eligible employees as the Board may select; (b) to determine the time or times when options shall be granted or purchase grants made and the number of shares of Stock subject to each option or purchase grant; (c) to determine which options and purchase grants are, and which options and purchase grants are not, to be treated as incentive options for purposes of the Code; (d) to determine the terms and conditions of each option and purchase grant; (e) to prescribe the form or forms of any instruments evidencing options and purchase grants and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Subject to Section 8, the Board shall also have the authority, both generally and in particular instances, to waive compliance by an employee with any obligation to be performed by him or her under an option or purchase grant, to exercise any right of repurchase with respect to Stock issued under the Plan pursuant to a purchase grant, to waive any condition or provision of an option or purchase grant, and to amend or cancel any option or purchase grant (and if an any option or purchase grant is canceled, to grant a new option or purchase grant on such terms as the Board shall specify), except that the Board may not, in the case of an option or purchase grant treated as an incentive option for purposes of the Code, other than in accordance with Section 4(c), (i) increase the total number of shares covered by the option or purchase grant,
(ii) extend the term of the option to more than ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in
Section 6(a) below), or (iii) unless the holder of the option or purchase grant consents, reduce the option exercise price per share or otherwise cause a modification, extension or renewal (within the meaning of section 424(h) of the Code) of the option or purchase grant.

     All such determinations and actions of the Board shall be conclusive and shall bind all parties. The Board may delegate to the Chief Executive Officer of the Company the authority to grant options and make purchase grants to employees of the Company who are not officers or directors.

3.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which the Plan is approved by the shareholders of the Company. Grants of options and purchase grants under the Plan may be made prior to that date (but after adoption of the Plan by the Board of Directors), subject to approval of the Plan by such shareholders.

     No option shall be granted and no purchase grant made under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board of Directors, but options previously granted and purchase grants previously made may extend beyond that date.

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4.  SHARES SUBJECT TO THE PLAN

     (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the maximum aggregate number of shares of Stock that may be delivered upon the exercise of options and purchase grants granted under the Plan shall be 2,700,000. If any option or purchase grant granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such option or purchase grant was not exercised shall be available for future grants within the limits set forth in this Section 4(a). In addition, if any shares of Stock issued under the Plan pursuant to purchase grants are subsequently repurchased by the Company pursuant to Section 7(g), such shares shall be available for future grants under the Plan.

     The maximum number of shares for which options may be granted to any individual over the life of the Plan shall be 1,350,000. The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under section 162(m) of the Code.

     (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, reorganization, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock or securities of the Company subject to options or purchase grants then outstanding or subsequently granted or made under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board may also adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options, to take into consideration material changes in accounting practices or principles, extraordinary dividends, and, except as described in Sections 6(h) and 7(h), consolidations, mergers acquisitions or dispositions of Stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the incentive option within the meaning of section 424(h) of the Code.

     (d) Replacement Options. The Board may grant options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a subsidiary as a result of a merger or consolidation of the employing

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corporation with the Company or a subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Board may direct that the replacement options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

5.  ELIGIBILITY

     Employees eligible to receive options or purchase grants under the Plan shall be those employees of the Company and its subsidiaries who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or such subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

     Directors who are not employees shall not be eligible to participate in the Plan. Options or purchase grants constituting incentive options for purposes of the Code shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options. Receipt of options or purchase grants under the Plan or of awards under any other employee benefit plan of the Company or any of its subsidiaries shall not preclude an employee from receiving options or purchase grants or additional options or purchase grants under the Plan.

6.  TERMS AND CONDITIONS OF OPTIONS

     (a) Exercise Price. The exercise price of each option shall be determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value per share of the Stock at the time the incentive option is granted; nor shall the exercise price of any option be less, in the case of an original issue of authorized stock, than par value per share. In the case of employees who are subject to Section 16 of the Exchange Act, the exercise price of an option shall not be less than 50% of the fair market value of the Common Stock on the date of the grant. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution set forth in section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

     (b) Duration of Options. Options shall be exercisable during such period or periods as the Board may specify. In no case shall an option be exercisable more than ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as the Board may specify at the time the option is granted (the "Final Exercise Date").
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     (c) Exercise of Options.

     (1) Each option shall be made exercisable at such time or times, whether or not in installments, and upon such conditions as the Board shall prescribe at the time an option is granted.

     In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

     (2) The award forms or other instruments evidencing incentive options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and the regulations thereunder, as from time to time in effect.

     (3) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Board and (b) payment in full for the number of shares for which the option is exercised.

     (4) In the case of an option that is not an incentive option, the Board shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the individual may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering Stock to the Company (which in the case of Stock acquired from the Company shall have been owned by the individual for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

     (5) In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or foreign tax, with respect to the exercise or disposition of the Stock received upon exercise or otherwise, the Board may require as a condition of exercise that the individual exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

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     (6) If an option is exercised by the executor or administrator of a deceased employee, or by the person or person to whom the option has been transferred by the employee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (d) Payment For and Delivery of Stock. Stock purchased under the Plan upon the exercise of options shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company, or (ii) if so permitted by the Board (which, in the case of an incentive option, shall specify the method of payment at the time of grant), through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (iii) if so permitted by the Board (which, in the case of an incentive option, shall specify the method of payment at the time of grant) by a combination of such types of payment, or (iv) if so permitted by the Board (which, in the case of an incentive option, shall specify the method of payment at the time of grant) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (v) if so permitted by the terms of the option, by delivery of a promissory note of the employee containing such terms and conditions, including without limitation, interest rate and maturity, as the Board may specify in the option (except that the option may provide that the rate of interest on the note will be such rate as is sufficient at all times to avoid the imputation of any interest under the applicable provisions of the Code or of the Israeli Income Tax Ordinance), or by a combination of cash (or cash and Stock) and such a promissory note; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid in cash or by a combination of cash and Stock.

     An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal, state and foreign laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act") the Company may
                                         --------------
require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

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     (e) Nontransferability of Options.  Except as the Board may otherwise determine, no option may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime an option may be exercised only by him or her.

     (f) Death. If an employee's employment with the Company and its subsidiaries terminates by reason of death, each option held by the employee immediately prior to death shall become immediately exercisable by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the three-year period ending with the third anniversary of the employee's death, but in no event beyond the Final Exercise Date.

     (g) Other Termination of Employment. If an employee's employment with the Company and its subsidiaries terminates for any reason other than death, all options held by the employee that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(b)) (or such longer period as the Board may determine, but into event beyond the Final Exercise Date) unless the employee was discharged for cause that, in the opinion of the Board, casts such discredit on him or her as to justify termination of his or her options. In any event, if the employee's employment contract includes a provision that defines termination for cause, and the employee was terminated for cause within the meaning of his or her employment contract, the Board may terminate the employee's options. Furthermore, the Board may terminate the employee's options upon a participant's resignation other than following his or her demotion, loss of title or office or a substantial reduction in his or her salary or a change in his or her place of employment to a location outside of the general area in which he was employed on the date of the grant. After completion of the three-month period following termination, options not otherwise previously terminated or expired shall expire without
further action by the Board.   For purposes of this Section 6(g), employment
shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

     (h) Mergers, etc.  In the event of a consolidation or merger in which the
         ------------
Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate, provided that all outstanding options shall become exercisable immediately prior to consummation of such merger, consolidation or sale of assets unless, if there is a surviving or acquiring corporation, the Board has arranged, subject to consummation of the merger, consolidation or sale of assets, for the assumption of the options or the grant to participants of replacement options by that

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corporation or an affiliate of that corporation, which, in the case of incentive options, shall satisfy the requirements of section 424(a) of the Code.

7.   TERMS AND CONDITIONS OF PURCHASE GRANTS

     (a) Purchase Price. The purchase price of Stock purchased pursuant to purchase grants under the Plan shall be determined in the same manner as the exercise price for options (subject to appropriate adjustment by the Board upon the occurrence of an adjustment made pursuant to Section 4(c), and the Board's determination of such matter shall be final and binding).

     (b) Purchase of Stock Pursuant to Grants. An employee receiving a purchase grant under the Plan may purchase the Stock subject to such purchase grant at any time within 60 days after the purchase grant is made (or, in the case of purchase grants made subject to stockholder approval of this Plan, 60 days after such approval). If a purchase grant is exercised by the executor or administrator of a deceased employee, or by the person or persons to whom the purchase grant has been transferred by the employee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the purchase grant.

     (c) Payment For and Delivery of Stock. Stock purchased pursuant to purchase grants shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company in an amount not less than the par value of the Stock being purchased, determined on the date of purchase, and (ii) by delivery of a nonrecourse promissory note of the employee in a principal amount equal to the balance of such purchase price and containing the following terms and conditions together with such other terms and conditions as the Board may specify at the time of purchase:

          (1) The rate of interest on the note will be such rate as is sufficient at all times to avoid the imputation of any interest under the applicable provisions of the Code and the rules and regulations promulgated thereunder, and of the Income Tax Ordinance of Israel and the rules and regulations promulgated thereunder, all as from time to time in effect.

          (2) Interest will be payable quarterly, or upon such terms and conditions as the Board may specify at the time of the payment grant, and at the option of the participant, interest which is due and payable will be treated as a new loan to the participant evidenced by the same note.

          (3) The principal of the note, and all accrued and unpaid interest, will be due and payable on such date as may be specified by the Board at the time of the

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     payment grant, but in no event longer than ten years from the date of issuance of the note.

          (4) The note at all times will be secured by all of the Stock issued upon exercise of the purchase grant.

          (5) Except as stated in (4) above, the note will be without recourse to the participant or any of his or her assets.

          (6) If the participant sells any of the Stock securing the note, all proceeds from such sale will first be applied, to the extent necessary therefor, to the payment in full of the principal of, and all accrued and unpaid interest on, the note.

          (7) At any time or from time to time, a participant may specify that 25%, 50%, 75% or 100% of the original principal amount of the note delivered upon purchase of the Stock (plus all accrued and unpaid interest thereon and all accrued interest that has been added to the principal of the note) shall in the future be with recourse to him or her and to all of his or her assets, in which event the nonrecourse note shall be exchanged for a recourse and a nonrecourse note in the specified amounts, the Stock securing the original nonrecourse note shall be divided pro rata between the two new notes, and otherwise the two new notes shall be identical to the old note (except, in the case of the new recourse note, with respect to recourse to the participant and his or her other assets).

     A purchase grantee shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually purchased and received by him or her under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the purchase grant, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer. Upon delivery, such Stock shall bear a notion in form and substance satisfactory to the Company.

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     (d) Nontransferability of Grants.  Except as provided in Section 7(b)
hereof, no purchase grant may be transferred, and a purchase grant may be exercised only by the employee.

     (e) Death. If an employee's employment with the Company and its subsidiaries terminates by reason of death, each unexercised purchase grant held by the employee immediately prior to death shall immediately terminate.

     (f) Other Termination of Employment. If an employee's employment with the Company and its subsidiaries terminates for any reason other than death, all purchase grants held by the employee shall immediately terminate. For purposes of this Section 7(f), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statue or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries.

     (g) Call Option. At the time an employee purchases any Stock under the Plan, he shall execute and deliver to the Company a Call Option in substantially the form of Exhibit I hereto. The Board shall specify the terms and conditions
            ---------
to be contained as a Call Option related to a particular purchase grant at the time of such purchase grant.

     (h) Mergers, etc.  In the event of a consolidation or merger in which the
         ------------
Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding purchase grants shall thereupon terminate, provided that all outstanding purchase grants shall become exercisable immediately prior to consummation of such merger, consolidation or sale of assets unless, if there is a surviving or acquiring corporation, the Board has arranged, subject to consummation of the merger, consolidation or sale of assets, for the assumption of the purchase grants or the grant to participants of replacement purchase grants by that corporation or an affiliate of that corporation.

8.  EMPLOYMENT RIGHTS

     None of the adoption of the Plan, the grant of options or the making of purchase grants shall confer upon any employee any right to continued employment with the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate the employment of an employee at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in options granted or purchase grants made under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

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9.  EFFECTS OF DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

     None of the adoption of the Plan nor the grant of options or the making of purchase grants to an employee shall affect the Company's right to grant to such employee options that are not subject to the Plan, to issue to such employees Stock or purchase grants as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees.

     The Board may at any time discontinue granting options and making purchase grants under the Plan. With the consent of the employee, the Board may at any time cancel an existing option or purchase grant in whole or in part and grant or make to the employee another option or purchase grant for such number of shares as the Board specifies. The Board may at any time or times amend the Plan for the purpose of satisfying the requirements of section 422A of the Code or of any changes in other applicable laws or regulations and the Board of Directors may amend the Plan for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options or purchase grants, provided that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) change the group of employees eligible to receive options and purchase grants under the Plan, (c) reduce the price at which incentive options may be granted or purchase grants may be made, (d) extend the time within which options may be granted or purchase grants may be made, (e) alter the Plan in such a way that options or purchase grants already granted hereunder would not be considered incentive stock options under Section 422 of the Code, or (f) amend the provisions of this Section 9, and no such amendment shall adversely affect the rights of any employee (without his or her consent) under any option previously granted or purchase grant previously made.

                                      -11-
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                                   Addendum I
                                   ----------

      SPECIAL PROVISIONS FOR PLAN PARTICIPANTS WHO ARE ISRAELI RESIDENTS.
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(a)  Anything to the contrary herein notwithstanding, with respect to employees who are Israeli residents, the Plan may also be administered pursuant to the provisions of Section 102 ("Section 102") of the Israeli
                                                 -----------
     Income Tax Ordinance (New Version), 1961, the rules promulgated thereunder and the Israeli Companies Ordinance (New Version), 1983. Details regarding the terms and conditions of options granted and purchase grants made pursuant to the provisions of Section 102 in addition to those set forth herein, will be delivered to the participants who are Israeli residents along with the remaining terms and conditions.

(b)  Anything herein to the contrary notwithstanding, each option and purchase grant, and each share with respect to which an option or purchase grant has been exercised by an employee who is an Israeli resident, may be issued by the Company to, and held in trust (the "Trust") for the benefit
                                                       -----
     of such employee by a trustee (the "Trustee") designated by the Board of
                                         -------
     Directors of the Company or its subsidiaries, as appropriate, pursuant to
     Section 102. All certificates representing shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such shares are released from the Trust as herein provided. The Trustee shall hold the same pursuant to the instructions of Directors of the Company or its subsidiaries, as appropriate, from time to time. The Trustee shall not use the voting rights vested in such shares and shall not exercise such rights in any way whatsoever, except in cases when at its discretion and after consulting with the Board of Directors of the Company or its subsidiaries, as appropriate, the Trustee believes that the said rights should be exercised for the protection of the option holders and purchase grantees as a minority among the Company's shareholders.

(c) Anything herein to the contrary notwithstanding, no options granted, purchase grants made or shares purchased pursuant to Section 102 shall be released from the Trust prior to two years after the grant of the options or purchase grant to the Trustee on behalf of the employee (the "Release
                                                                      -------
     Date"), or two years from May 13, 1997, the effective date of approval of
     ----
     the 1993 Plan by the Israeli Income Tax authorities, whichever is later. Subject to the terms hereof, at any time after the Release Date with respect to any options, purchase grants or shares, each employee may require (but shall not be obligated to require) the Trustee to release such options, purchase grants or shares, provided that no securities shall be released from the Trust to the employee unless and until such employee shall have deposited with the Trustee an amount of money which, in

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

     the Trustee's opinion, is sufficient and necessary for the discharge of such employee's tax obligations with respect to such shares.

(d) Upon sale by an employee of any securities held in Trust, the Company shall (or shall cause the Trustee to) withhold from the proceeds of such sale all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly to such employee, and shall report to such employee the amount so withheld and paid to said tax authorities.

(e) All shares issued upon the exercise of options or purchase grants granted under the Plan shall entitle the employee thereof to receive dividends with respect thereto, and to vote the same at any meeting of the shareholders of the Company. For as long as shares issued to the Trustee on behalf of the employee are held in the Trust, the cash dividends paid with respect thereto shall be remitted to the Trustee for the benefit of such employee, and the Trustee shall vote all such shares in accordance with the instructions of such employee.

(f) Securities acquired by Israeli residents pursuant to this Plan shall be acquired in the manner provided for in the General Permit promulgated under the Israel Foreign Currency Control Law.

(g) At the Board's discretion, for purposes of simplicity and in order to ensure compliance with Israel's foreign currency and tax regulations, the exercise of the options and the purchases and sales of shares issued upon the exercise of purchase grants made under the Plan shall be executed by the Company or its subsidiaries, as appropriate.

(h) With respect to Plan participants who are Israeli residents, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

(i) Any tax consequences arising from the grant or exercise of any options or purchase grants, from the payment for shares covered thereby or from any other event or act (whether of the option holder or purchase grantee or of the Company or its subsidiaries) hereunder, shall be borne solely by the option holder or purchase grantee. Furthermore, such grantee shall agree to indemnify the corporation that employs the option holder or purchase grantee and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the option holder or purchase grantee.

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